UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 February 5, 2019 Date of Report (Date of earliest event reported) MODEL N, INC. (Exact name of Registrant as Specified in Its Charter) Delaware 001-35840 77-0528806 (State or Other Jurisdiction (Commission (IRS Employer Identification No.) of Incorporation) File Number) 777 Mariners Island Boulevard, Suite 300 San Mateo, California 94404 (Address of Principal Executive Offices) (Zip Code) Registrant’s Telephone Number, Including Area Code: (650) 610-4600 Not Applicable (Former Name or Former Address, if Changed Since Last Report) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below): Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition. On February 5, 2019, the Company issued a press release announcing its financial results for the first quarter fiscal year 2019, which ended December 31, 2018. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K. The information contained in this Item 2.02 of this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. Item 9.01. Financial Statements and Exhibits. (d) Exhibits The following exhibits are furnished herewith: Exhibit Number Description 99.1 Please Release entitled "Model N Announces First Quarter of Fiscal Year 2019 Financial Results," dated February 5, 2019.

SIGNATURES Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. MODEL N, INC. (Registrant) By: /s/ David Barter David Barter Senior Vice President and Chief Financial Officer Date: February 5, 2019

Exhibit 99.1 MODEL N ANNOUNCES FIRST QUARTER OF FISCAL YEAR 2019 FINANCIAL RESULTS San Mateo, CA – Model N, Inc., (NYSE: MODN), the leading provider of cloud revenue management solutions for pharmaceutical, medical device, semiconductor and high tech manufacturing companies, today announced financial results for the first quarter, which ended December 31, 2018. "We exceeded both revenue and profitability guidance for the first quarter of fiscal 2019," said Jason Blessing, Chief Executive Officer of Model N. “I'm pleased with how we're executing as a team. Our focus on life sciences and high tech as well as operational excellence yielded strong results in Q1 and provides us with positive momentum to achieve our 2019 goals. Our results on profitability, cash flow and subscription gross margin demonstrate the progress we are making." Business Highlights: • New logo acquisition - During Q1 we added a healthy number of new logos, including Almirall, Heritage and Amag. Our new customers accounted for a material portion of our Q1 bookings and consisted of a diverse mix of company sizes across our core vertical markets. • Expanding Customer Relationships - We also saw continued momentum in our customer sales efforts. A representative transaction was a large expansion deal at one of our existing high tech manufacturing customers that is one of the top producers in the world of microprocessors and graphical processing units. This customer has been a long time Model N user and recently undertook a strategic initiative to further optimize revenue and margins in an effort to maintain their market-leading position. This is a great example of the strategic nature of our software and how it helps our customers flourish in the dynamic end markets they serve. • Trust and Customer Success - A number of leading life sciences companies went live this quarter which showcased our products’ ability to scale from emerging growth companies, such as ICU and Nevro, to one of the largest life sciences companies in the world. • Rainmaker - Our customer advisory panel, RainmakerX, met in November and will meet again at our annual Rainmaker conference in March. Key discussion topics include the impact that changing regulations and M&A are having and how cloud computing can help companies deal with this dynamic market. First Quarter 2019 Financial Highlights: • Revenues: Subscription revenues were $25.2 million compared to $23.8 million for the first quarter of fiscal 2018. Total revenues were $35.1 million compared to $39.1 million for the first quarter of fiscal 2018. • Gross Profit: Gross profit was $18.5 million compared to $22.3 million for the first quarter of fiscal 2018. Gross margins were 53% compared to 57% for the first quarter of fiscal 2018. Non-GAAP gross profit was $19.9 million compared to $23.9 million for the first quarter of fiscal 2018. Non-GAAP gross margins were 57% compared to 60% for the first quarter of fiscal 2018. • (Loss) income from operations: GAAP loss from operations was $(3.1) million compared to a GAAP loss from operations of $(4.0) million for the first quarter of fiscal 2018. Non-GAAP income from operations was $2.5 million compared to a non-GAAP income from operations of $2.0 million for the first quarter of fiscal 2018. • Net loss: GAAP net loss was $(4.7) million compared to a net loss of $(5.3) million for the first quarter of fiscal 2018. GAAP basic and diluted net loss per share attributable to common stockholders was $(0.15) based upon weighted average shares outstanding of 31.5 million, as compared to net loss per share of $(0.18) for the first quarter of fiscal 2018 based upon weighted average shares outstanding of 29.4 million. • Non-GAAP net income (loss): Non-GAAP net income was $0.8 million as compared to a non-GAAP net loss of $0.8 million for the first quarter of fiscal 2018. Non-GAAP net income per share was $0.03 based upon weighted average shares outstanding of 31.5 million, as compared to non-GAAP net loss per share of $0.03 for the first quarter of fiscal 2018 based upon weighted average shares outstanding of 29.4 million. • Adjusted EBITDA: Adjusted EBITDA was $2.9 million compared to $2.9 million for the first quarter of fiscal 2018. A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial tables included in this press release. Guidance:

As of February 5, 2019, we are providing guidance for the second quarter of fiscal 2019 and the full fiscal year ending September 30, 2019.

New Accounting Standard:

The Company adopted the new standard related to revenue recognition (ASC 606) effective October 1, 2018, using the modified retrospective method. As of the first quarter of fiscal 2019, the Company is reporting results under ASC 606. Financial results for reporting periods prior to fiscal year 2019 are presented in conformity with ASC 605.

The adoption of this accounting standard will be a headwind to our fiscal year 2019 financial results. The cumulative effect adjustment on total revenues is expected to be approximately $7.2 million with $3.1 million related to our Subscription revenues and $4.1 million related to our Professional Services revenues. The adoption will also impact our accounting for sales commissions.

(in $ millions, except per share outlook)	**Second Quarter Fiscal 2019**	**Full Year Fiscal 2019**
Total GAAP Revenues [(1),(2)]	34.3 - 34.7	138.0 - 142.0
Subscription[(1)]	25.4 - 25.8	100.0 - 105.0
Non-GAAP income from operations	(0.1) - 0.3	7.0 - 11.0
Non-GAAP net income (loss) per share	(0.05) - (0.03)	0.05 - 0.17
Adjusted EBITDA	0.3 - 0.7	8.5 - 12.5

[(1)] The subscription cumulative effect adjustment for the second quarter of fiscal 2019 is expected to be approximately $1.9 million, and the adjustment for the full year fiscal 2019 is expected to be approximately $3.1 million.
[(2)] The professional services cumulative effect adjustment for the second quarter of fiscal 2019 is expected to be approximately $3.9 million, and the adjustment for the full year fiscal 2019 is expected to be approximately $4.1 million.

Quarterly Results Conference Call

Model N will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the company's financial results for the first quarter of fiscal year 2019, which ended December 31, 2018. The conference call can be accessed by dialing (877) 407-4018 from the United States or (201) 689-8471 internationally with reference to the company name and conference title, and a live webcast and replay of the conference call can be accessed from the investor relations page of Model N's website at investor.modeln.com. Following the completion of the call through 11:59 p.m. ET on February 12, 2019, a telephone replay will be available by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally with recording access code 13686403.

About Model N

Model N is the leader in revenue management solutions. Driving mission critical business processes such as configure, price and quote (CPQ), contract and rebate management, business intelligence, and regulatory compliance, Model N solutions transform the revenue lifecycle from a series of disjointed operations into a strategic end-to-end process. With deep industry expertise, Model N supports the complex business needs of the world's leading brands in pharmaceutical, medical device, semiconductors and high tech manufacturing across more than 120 countries, including Pfizer, AstraZeneca, Sanofi, Gilead, Abbott, Stryker, AMD, Micron, Seagate, STMicroelectronics, NXP, Sesotec, and Southern States. For more information, visit www.modeln.com

Model N® is the registered trademark of Model N, Inc. Any other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Model N's second quarter and full year fiscal year 2019 revenue and expense, and other financial results as well as outlook for fiscal year 2019 and future prospects, including customer expansions. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) delays in closing customer contracts; (ii) our ability to improve and sustain our sales execution; (iii) the timing of new orders and the associated revenue recognition; (iv) adverse changes in general economic or market conditions; (v) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (vi) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by our competitors; (vii) our ability to manage our growth effectively; and (viii) acceptance of our applications and services by customers; (ix) success of new products; (x) the risk that the strategic initiatives that we may pursue will not result in significant future revenues; (xi) changes in health care regulation and policy and tax in the United States and worldwide; and (xii) our ability to retain customers. Further information on risks that could affect Model N’s results is included in our filings with the Securities and Exchange Commission (“SEC”), including our most recent quarterly report on Form 10-Q and our annual report on Form 10-K for the fiscal year ended September 30, 2018, and any current reports on Form 8-K that we may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Non-GAAP Financial Measures We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Our reported results include certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margins, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net (loss) income per share, and adjusted EBITDA. Non-GAAP gross profit excludes stock-based compensation expenses, deferred revenue adjustment and amortization of intangible assets. Non-GAAP income (loss) from operations and non-GAAP net income (loss) exclude stock-based compensation expense, amortization of intangible assets, and deferred revenue adjustment resulting from Revitas acquisition as they are often excluded by other companies to help investors understand the operational performance of their business and, in the case of stock- based compensation, can be difficult to predict and therefore we have not provided a reconciliation of forecasted Non-GAAP results with GAAP. In addition, stock-based compensation expense varies from period to period and company to company due to such things as differing valuation methodologies and changes in stock price. Adjusted EBITDA is defined as net loss, adjusted depreciation and amortization, stock-based compensation expense, acquisition & integration related expenses, deferred revenue adjustment, interest (income) expense, net, and other (income) expenses, net, and provision (benefit) for income taxes. Reconciliation tables are provided in this press release. We have not reconciled guidance for non-GAAP financial measures to their most directly comparable GAAP measures because certain items that impact these measures are uncertain, out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort. Investor Relations Contact: ICR for Model N Staci Mortenson, 650-610-4998 investorrelations@modeln.com Media Contact: pr@modeln.com

Model N Inc. Condensed Consolidated Balance Sheets (in thousands) (unaudited) As of As of December 31, September 30, 2018 2018 Assets Current assets: Cash and cash equivalents $ 52,178 $ 56,704 Accounts receivable, net 27,556 28,273 Prepaid expenses 2,494 3,631 Other current assets 2,257 455 Total current assets 84,485 89,063 Property and equipment, net 1,709 2,146 Goodwill 39,283 39,283 Intangible assets, net 33,226 34,597 Other assets 3,582 1,064 Total assets $ 162,285 $ 166,153 Liabilities and Stockholders' Equity Current liabilities: Accounts payable $ 3,387 $ 1,664 Accrued employee compensation 8,608 14,211 Accrued liabilities 3,452 3,182 Deferred revenue, current portion 42,335 52,176 Long term debt, current portion 1,750 1,375 Total current liabilities 59,532 72,608 Long-term liabilities: Long term debt 51,815 52,329 Other long-term liabilities 821 1,182 Total long-term liabilities 52,636 53,511 Total liabilities 112,168 126,119 Stockholders' equity: Common Stock 5 5 Preferred Stock — — Additional paid-in capital 249,053 244,814 Accumulated other comprehensive loss (1,099) (1,285) Accumulated deficit (197,842) (203,500) Total stockholders' equity 50,117 40,034 Total liabilities and stockholders' equity $ 162,285 $ 166,153

Model N Inc. Condensed Consolidated Statements of Operations (in thousands, except per share amounts) (unaudited) Three Months Ended December 31, 2018 2017 Revenues: Subscription $ 25,202 $ 23,847 Professional Services 9,875 15,220 Total revenues 35,077 39,067 Cost of Revenues: Subscription 8,738 9,615 Professional Services 7,829 7,194 Total cost of revenues 16,567 16,809 Gross profit 18,510 22,258 Operating Expenses: Research and development 7,412 9,068 Sales and marketing 8,052 8,492 General and administrative 6,156 8,731 Total operating expenses 21,620 26,291 Loss from operations (3,110) (4,033) Interest expense, net 733 1,423 Other expenses, net 285 125 Loss before income taxes (4,128) (5,581) Provision (benefit) for income taxes 598 (324) Net loss $ (4,726) $ (5,257) Net loss per share attributable to common stockholders: Basic and diluted $ (0.15) $ (0.18) Weighted average number of shares used in computing net loss per share attributable to common stockholders: Basic and diluted 31,488 29,401

Model N Inc. Condensed Consolidated Statements of Cash Flows (in thousands) (unaudited) Fiscal year ended December 31, 2018 2017 Cash Flows From Operating Activities: Net loss $ (4,726) $ (5,257) Adjustments to reconcile net loss to net cash used in operating activities Depreciation and amortization 1,842 2,265 Stock-based compensation 4,203 4,036 Amortization of debt discount and issuance cost 111 236 Amortization of capitalized contract acquisition costs 373 — Other non-cash charges (22) (491) Changes in assets and liabilities, net of acquisition: Accounts receivable 162 (13,846) Prepaid expenses and other assets 383 363 Deferred cost of implementation services — 191 Accounts payable 1,836 1,216 Accrued employee compensation (5,579) (5,896) Other accrued and long-term liabilities (471) (703) Deferred revenue (2,373) 8,145 Net cash provided by (used in) operating activities (4,261) (9,741) Cash Flows From Investing Activities: Purchases of property and equipment (141) (60) Net cash used in investing activities (141) (60) Cash Flows From Financing Activities: Proceeds from exercise of stock options and issuance of employee stock purchase plan 36 552 Principal payments on loan (250) — Net cash (used in) provided by financing activities (214) 552 Effect of exchange rate changes on cash and cash equivalents 90 15 Net decrease in cash and cash equivalents (4,526) (9,234) Cash and cash equivalents Beginning of period 56,704 57,558 End of period $ 52,178 $ 48,324

Model N Inc. Reconciliation of GAAP to Non-GAAP Operating Results (in thousands, except per share amounts) (unaudited) Three month ended December 31, 2018 2017 Reconciliation from GAAP net loss to adjusted EBITDA: GAAP net loss: $ (4,726) $ (5,257) Reversal of non-GAAP items: Stock-based compensation expense 4,203 4,036 Depreciation and amortization 1,842 2,265 Deferred revenue adjustment — 627 Interest expense (income), net 733 1,423 Other expenses (income), net 285 125 (Benefit) provision for income taxes 598 (324) Adjusted EBITDA $ 2,935 $ 2,895 Three month ended December 31, 2018 2017 Reconciliation from GAAP revenue to revenue before deferred revenue adjustment: GAAP revenue: $ 35,077 $ 39,067 Deferred revenue adjustment (c) — 627 Revenue before deferred revenue adjustment $ 35,077 $ 39,694 Three month ended December 31, 2018 2017 Reconciliation from GAAP gross profit to non-GAAP gross profit: GAAP gross profit: $ 18,510 $ 22,258 Reversal of non-GAAP expenses: Stock-based compensation (a) 939 570 Amortization of intangible assets (b) 476 476 Deferred revenue adjustment (c) — 627 Non-GAAP gross profit $ 19,925 $ 23,931 Percentage of revenue before deferred revenue adjustment 56.8% 60.3% Three month ended December 31, 2018 2017 Reconciliation from GAAP loss from operations to non-GAAP income (loss) from operations: GAAP net loss from operations: $ (3,110) $ (4,033) Reversal of non-GAAP expenses: Stock-based compensation (a) 4,203 4,036 Amortization of intangible assets (b) 1,371 1,418 Deferred revenue adjustment (c) — 627 Non-GAAP income (loss) from operations $ 2,464 $ 2,048 Three month ended December 31, 2018 2017

Numerator: Reconciliation between GAAP and non-GAAP net income (loss): GAAP net loss: $ (4,726) $ (5,257) Reversal of non-GAAP expenses: Stock-based compensation (a) 4,203 4,036 Amortization of intangible assets (b) 1,371 1,418 Deferred revenue adjustment (c) — 627 Non-GAAP net income (loss) attributable to Model N Inc. common stockholders $ 848 $ 824 Denominator: Reconciliation between GAAP and non-GAAP net income (loss) per share attributable to Model N Inc. common stockholders: Weighted average number of shares used in computing GAAP dilutive net loss per share 31,488 29,401 GAAP dilutive net loss per share attributable to Model N Inc. common stockholders $ (0.15) $ (0.18) Non-GAAP net income (loss) per share attributable to Model N Inc. common stockholders $ 0.03 $ 0.03 Three month ended December 31, 2018 2017 Amortization of intangibles assets recorded in the statement of operations: Cost of revenues: Subscription $ 476 $ 476 Professional services — — Total amortization of intangibles assets in cost of revenue (b) 476 476 Operating expenses: Research and development — — Sales and marketing 895 942 General and administrative — — Total amortization of intangibles assets in operating expense (b) 895 942 Total amortization of intangibles assets (b) $ 1,371 $ 1,418 Three month ended December 31, 2018 2017 Stock-based compensation recorded in the statement of operations: Cost of revenues: Subscription $ 460 $ 251 Professional services 479 319 Total stock-based compensation in cost of revenue (a) 939 570 Operating expenses:

Research and development 764 657 Sales and marketing 1,145 871 General and administrative 1,355 1,938 Total stock-based compensation in operating expense (a) 3,264 3,466 Total stock-based compensation (a) $ 4,203 $ 4,036 Use of Non-GAAP Financial Measures To supplement our condensed consolidated financial statements presented on a GAAP basis, Model N uses non-GAAP measures of adjusted EBITDA, gross profit, gross margin, loss from operations, net loss, weighted average shares outstanding and net loss per share, which are adjusted to exclude certain legal expenses, Channel Insight and Revitas acquisition related costs, deferred revenue adjustment and valuation allowance resulting from Revitas acquisition, stock-based compensation expense, amortization of intangible assets and includes dilutive shares where applicable. We believe these adjustments are appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Model N’s underlying operating results and trends and our marketplace performance. The non-GAAP results are an indication of our baseline performance that are considered by management for the purpose of making operational decisions. In addition, these non-GAAP results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating loss, net loss or basic and diluted net loss per share prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. While a large component of our expenses incurred in certain periods, we believe investors may want to exclude the effects of these items in order to compare our financial performance with that of other companies and between time periods: (a) Stock-based compensation is a non-cash expense accounted for in accordance with FASB ASC Topic 718. Stock-based compensation is a non-cash item. We believe that the exclusion of stock-based compensation expense provides for a better comparison of our operating results to prior periods and to our peer companies. (b) Amortization of intangible assets resulted principally from acquisitions. Intangible asset amortization is a non-cash item. As such, we believe exclusion of these expenses provides for a better comparison of our operation results to prior periods and to our peer companies. (c) Represents deferred revenue adjustment resulting from purchase price accounting that is related to the Revitas acquisition and is a non-cash item. As such, we believe this adjustment provides for a better comparison of our operation results to prior periods and to our peer companies.